Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in Registration Statement Nos. 333-89145, 333-30578, 333-14037, 333-71442, 333-49806, 333-67825, 333-35527,
333-104129, 333-110422 and 333-120183 of BE Aerospace, Inc., on Form S-8, of our
reports dated June 20, 2005, appearing in this Annual Report on form 11-K of BE Aerospace, Inc. Savings Plan for the year ended December 31, 2004.


/s/ DELOITTE & TOUCHE LLP

Costa Mesa, CA
June 27, 2005